                                                                   EXHIBIT 10.2

                       INDEPENDENT DISTRIBUTOR AGREEMENT


     THIS INDEPENDENT DISTRIBUTOR AGREEMENT (this "Agreement") is made and entered into as of the 26th day of September, 1997 (the "Effective Date"), by and between PREMIERE COMMUNICATIONS, INC., a Florida corporation ("Premiere"), and DIGITEC 2000, INC., a Nevada corporation ("Distributor").


                             W I T N E S S E T H :

     WHEREAS, Distributor desires to act as a distributor to market and sell prepaid telephone cards with a retail value of Seventy-Five Million Dollars ($75,000,000.00) (the "Cards") to individuals and business customers (hereinafter referred to collectively as "Customers" and individually as a "Customer") so that such Customers may access the services listed on Exhibit A attached hereto (the "Services"); and

     WHEREAS, the Cards will be marketed under the names "F/X Mexico" (the "F/X Card") and "DigiTEC Direct" (the "DigiTEC Card"), for the prices set forth on Exhibit A attached hereto, and under such other names as designated by Distributor;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and intending to be legally bound by this Agreement, Premiere and Distributor agree as follows:

1.   RELATIONSHIP

     a. Premiere appoints Distributor, and Distributor accepts such appointment, as its, non-exclusive distributor for the sale to Customers of the Cards.

     b. This Agreement does not create an employment agreement, joint venture or partnership between the parties hereto, and neither party has any right nor any authority to act on behalf of the other beyond that expressly granted herein. Distributor shall conduct its business at its own initiative, responsibility and expense.

     c. During the term of this Agreement and thereafter, Premiere reserves the right, without obligation or liability to Distributor for payment of compensation or otherwise, to market the Services, whether through its representatives, through other independent representatives or otherwise.

2.   TERM

     a. This Agreement shall become effective as of the Effective Date and shall continue in effect until the later of (i) six (6) months after the date the last batch of Cards is activated and (ii) one (1) year after the Effective Date.

     b. Either party may terminate this Agreement (i) if the other party becomes insolvent, makes an assignment for the benefit of creditors or files a petition for reorganization under bankruptcy law; (ii) if a petition in bankruptcy is filed by or against the other party and not dismissed within sixty (60) days thereafter; or (iii) if the other party is in breach of a material term or provision of this Agreement and such material breach or default is not cured within thirty (30) days after the other party receives notice of such breach or default.

3. COMMISSIONS. Premiere shall pay Distributor commissions ("Commissions") equal to thirty-eight and one-half percent (38.5%) of the retail value of each F/X Card sold by Distributor and forty-one and three-quarters percent (41.75%) of the retail value of each DigiTEC Card sold by Distributor, and commissions on other Cards as mutually agreed to by Premiere and Distributor. Commissions for the sale of Cards shall be paid to Distributor at the time Distributor remits to Premiere an amount equal to the retail value of such Cards, less the commissions on such Cards, and the Commissions shall be paid to Distributor by Distributor retaining such Commissions. Payments for the Cards shall be made pursuant to Exhibit B attached hereto. Premiere may offset against Distributor's Commissions any amounts that Distributor may owe to Premiere under this Agreement or any other agreement. Starting January 1, 1998, Distributor agrees to sell Cards with a retail value of at least Four Million Dollars ($4,000,000) each month. In the event that Distributor has not sold all of the Cards by August 31, 1998, then DigiTEC shall promptly pay to Premiere an amount equal to the retail value of the unsold Cards less the Commissions that would have been payable on such Cards.

4.   DISTRIBUTOR'S RESPONSIBILITIES.  Distributor agrees to:

     a. Market the Cards, negotiate sales in accordance with the prices set forth on Exhibit A attached hereto, and purchase and deliver the Cards.

     b.   Provide customer service to Customers.

     c. Maintain documents and records ("Records") relating to the sales of Cards to Customers for a period of not less than twelve (12) months or such other longer period as may be required by applicable law, rule or regulation, and produce such documents, with the exception of customer lists, within a reasonable period of time upon request of Premiere.

     d. Deliver to Premiere exemption certificates with respect to applicable state sales and use taxes and federal excise and communications taxes on the sale of the Cards.

     e. Cooperate in the collection, compilation and maintenance of data required to be reported by Premiere or its shareholders pursuant to any federal regulation order.

5.   PREMIERE'S RESPONSIBILITIES.  Premiere agrees:

     a. To provide two (2) 800 numbers to Distributor, one in English and one in Spanish, for Customers to access the Services.

     b. That the Services shall be available to Customers twenty-four (24) hours a day, seven days a week.

     Distributor understands that the availability of service depends solely upon third party providers, and Premiere neither warrants nor is responsible for the performance or acts of those third party service providers. Service providers frequently add, delete, change and reconfigure or re-tariff their products or services, and Premiere cannot warrant their performance or the continued provision of third party provided services.

6. USE OF NAMES. Distributor shall provide to Premiere for its prior review and written approval, all promotions. advertising or other materials using or displaying the name of Premiere.

7.   CONFIDENTIAL INFORMATION

     a. The parties understand and agree that the terms and conditions of this Agreement, all documents referenced herein, communications between the parties regarding this Agreement or the Services described herein (including price quotes for any Services provided to Customers), and Customer and account information (collectively "Confidential Information"), are confidential as between Distributor and Premiere.

     b. A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to a law, rule, regulation or legal process, or to any other party other than the directors, officers and employees of a party or distributors of a party including their respective investment bankers, lenders, lawyers, accountants, insurance carriers or prospective purchasers who have agreed not to disclose such Confidential Information. Violation by a party or its distributors of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

     c. The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, Cards or the Services or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

     d. The provisions of this Section 7 shall be effective as of the Effective Date and shall remain in full force and effect during the period of this Agreement and for a period of one (1) year after termination of this Agreement.

     e. After the expiration of this Agreement or the termination of this Agreement by either party for any reason, upon request of a party, the other party shall return to the requesting party any physical or written records containing Confidential Information of the requesting party then in its possession.

8.   INDEMNIFICATION

     a. Distributor agrees to indemnify and hold Premiere harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and costs of litigation, resulting from Distributor's acts, omissions or misrepresentations in violation of this Agreement.

     b. Premiere agrees to indemnify and hold Distributor harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorneys' fees and the costs of litigation, resulting from Premiere's acts, omissions or misrepresentations in violation of this Agreement.

9. LIMITED LIABILITY. IN NO EVENT WILL A PARTY'S PERFORMANCE OF FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER RESULT IN SUCH PARTY'S LIABILITY TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL. INCIDENTAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS. LOSS OF GOODWILL OR LOSS OF BASED ON ANY THEORY OR TORT, BREACH OF CONTRACT OR STATUTE OF WHETHER AT LAW OR IN EQUITY.

10. TERMINATION. Either party may terminate this Agreement if the other party is in breach or default of a material term or provision of this Agreement and such material breach or default is not cured within ten (10) days after the other party receives notice of such breach or default.

11.  GENERAL PROVISIONS

     A. ASSIGNMENT. Distributor may not assign this Agreement in whole or in part without the prior written consent of Premiere, which may be given or withheld in the sole discretion of Premiere; provided, that Distributor may enter into agreements to market and sell the Cards.

     B. AMENDMENT. This Agreement can be modified only by a written amendment signed Distributor and Premiere and shall not be modified or supplemented by any course of dealing or trade usage.

     C. FORCE MAJEURE. Neither party shall be held liable for any delay or failure in performance of any part of this Agreement because of circumstances beyond its control such as acts of God, acts of civil or military authorities, cable cuts, embargoes, epidemics, war, terrorist acts, riots, insurrections, fire, explosions, earthquakes, nuclear accidents. floods, or other major environmental disturbances, power blackouts, strikes, or from any other cause of whatsoever kind arising without its actual fault.

     D. CHOICE OF LAW; FORUM SELECTION. This Agreement is governed by the laws of the State of Georgia without regard to choice of law principles. Any legal action or proceeding with respect to this Agreement may only be brought in the Courts of the State of Georgia in and for the County of Fulton or the United States of America in the Northern District of Georgia.

     E. AGENCY ORDERS. All obligations under this Agreement shall be subject to legislation and to valid and applicable government agency orders, regulations, tariff provisions, and decisions and orders of courts of competent Jurisdiction.

     F. SEVERABILITY. Both parties agree that it is not the intention of either party to violate public policy, state or federal statutory or common laws, and that if any sentence, paragraph, clause or combination thereof in this Agreement is in violation of the same, such paragraph, clause or sentence, or combination of the same shall be inoperative, and the remainder of this Agreement shall remain binding upon the parties hereto.

     G. AUTHORITY. Each party represents and warrants that it has the requisite corporate power and authority to enter into this Agreement and undertake its obligations hereunder, and that this Agreement has been executed and delivered by its duly authorized officer, and is the binding obligation of such party enforceable in accordance with its terms.

     H. NOTICE. All notices, requests, or other communications under this Agreement shall be in writing, and shall be deemed to have been duly given when delivered in person or deposited in the United States Mail, certified or registered, return receipt requested, or nationally recognized overnight mail service, addressed as follows:

          To Premiere:     Premiere Communications, Inc.
                           3399 Peachtree Road, N.E.
                           The Lenox Building, Suite 400
                           Atlanta, Georgia  30326
                           Attention:  Patrick G. Jones

          To Distributor:  DigiTEC 2000, Inc.
                           8 West 38th Street, 5th Floor
                           New York, New York  10018
                           Attention:  Frank C. Mazliato

     I. ENTIRE AGREEMENT. This Agreement, including Exhibits A and B attached hereto, constitutes the complete statement of the understandings between the parties regarding the subject matter hereof and supersedes all proposals and prior agreements (oral or written) between the parties relating thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


PREMIERE COMMUNICATIONS, INC.          DIGITEC 2000, INC.


By:  /s/ Patrick G. Jones              By:  /s/ Frank Magliato
     --------------------                   ------------------

Title:  Sr. VP                         Title:   President
        ------                                 ----------

The Services consist of domestic and international long distance to the countries set forth on pages A-2 through A-9. The prices for the FX Card are set forth on pages A-2 through A-5, and the prices for the DigiTEC Card are set forth on pages A-6 through A-9. All prices are based on whole minute billing.



                                  EXHIBIT A-1

                                   EXHIBIT A

                                   FX MEXICO

PLAN    COUNTRYCOD              COUNTRY              BASE1STMIN  BASEMIN
------  ----------  -------------------------------  ----------  -------
2       930         AFGHANISTAN                            0.00     0.00
2       355         ALBANIA                                0.89     0.99
2       213         ALGERIA                                0.99     0.99
2       684         AMERICAN SAMOA                         1.09     0.99
2       336         ANDORRA                                0.49     0.99
2       244         ANGOLA                                 1.29     0.99
2       809497      ANGUILLA                               0.59     0.99
2       672         ANTARCTICA/NORFOLK/CHRISTMAS IS        0.00     0.00
2       268         ANTIGUA                                0.57     0.99
2       54          ARGENTINA                              0.79     0.99
2       374         ARMENIA                                0.00     0.00
2       297         ARUBA                                  0.79     0.99
2       247         ASCENSION ISLAND                       1.69     0.99
2       61          AUSTRALIA                              0.39     0.99
2       43          AUSTRIA                                0.55     0.99
2       994         AZERBAIJAN                             1.29     0.99
2       242         BAHAMAS                                0.39     0.99
2       973         BAHRAIN                                0.99     0.99
2       880         BANGLADESH                             1.55     0.99
2       246         BARBADOS                               0.69     0.99
2       375         BELARUS                                1.29     0.99
2       32          BELGIUM                                0.29     0.99
2       501         BELIZE                                 0.99     0.99
2       229         BENIN                                  1.50     0.99
2       441         BERMUDA                                0.49     0.99
2       975         BHUTAN                                 1.89     0.99
2       591         BOLIVIA                                0.99     0.99
2       387         BOSNIA/HERZEGOVINA                     0.85     0.99
2       267         BOTSWANA                               1.39     0.99
2       55          BRAZIL                                 0.79     0.99
2       809494      BRITISH VIRGIN ISLANDS                 0.69     0.99
2       673         BRUNEI                                 1.49     0.99
2       359         BULGARIA                               0.89     0.99
2       226         BURKINA FASO                           1.89     0.99
2       257         BURUNDI                                3.29     0.99
2       855         CAMBODIA                               2.07     0.99
2       237         CAMEROON                               1.43     0.99
2       204         CANADA                                 0.29     0.99
2       238         CAPE VERDE ISLANDS                     1.32     0.99
2       809555      CARRIBEAN DIRECTORY ASSISTANCE         0.00     0.00
2       345         CAYMAN ISLANDS                         0.59     0.99
2       236         CENTRAL AFRICAN REPUBLIC               3.58     0.99
2       235         CHAD REPUBLIC                          3.29     0.99
2       56          CHILE                                  0.69     0.99
2       86          CHINA                                  0.99     0.99
2       57          COLOMBIA                               0.65     0.99
2       269         COMOROS                                0.00     0.00
2       242         CONGO                                  0.00     0.00

                                  EXHIBIT A-2


2       682         COOK ISLAND                      0.00        0.00
2       506         COSTA RICA                       0.79        0.99
2       385         CROATIA                          0.89        0.99
2       53          CUBA                             0.85        0.99
2       357         CYPRUS                           0.99        0.99
2       42          CZECH/SLOVAKIA                   0.59        0.99
2       45          DENMARK                          0.29        0.99
2       246         DIEGO GARCIA                     1.69        0.99
2       253         DJIBOUTI                         1.89        0.99
2       767         DOMINICA                         0.59        0.99
2       809208      DOMINICAN REPUBLIC               0.45        0.99
2       593         ECUADOR                          0.69        0.99
2       20          EGYPT                            0.95        0.99
2       503         EL SALVADOR                      0.69        0.99
2       240         EQUATORIAL GUINEA                3.25        0.99
2       291         ERITREA                          2.49        0.99
2       372         ESTONIA                          0.79        0.99
2       251         ETHIOPIA                         1.73        0.99
2       298         FAEROE ISLANDS                   0.85        0.99
2       500         FALKLAND ISLANDS                 2.94        0.99
2       679         FIJI ISLANDS                     1.99        0.99
2       358         FINLAND                          0.49        0.99
2       33          FRANCE                           0.39        0.99
2       596         FRENCH ANTILLES                  1.19        0.99
2       594         FRENCH GUIANA                    0.00        0.00
2       689         FRENCH POLYNESIA                 0.00        0.00
2       241         GABON REPUBLIC                   0.00        0.00
2       220         GAMBIA                           1.31        0.99
2       995         GEORGIA                          1.17        0.99
2       49          GERMANY                          0.29        0.99
2       233         GHANA                            0.89        0.99
2       350         GIBRALTAR                        1.47        0.99
2       30          GREECE                           0.79        0.99
2       299         GREENLAND                        0.83        0.99
2       809407      GRENADA                          0.69        0.99
2       590         GUADALOUPE                       0.89        0.99
2       671         GUAM                             0.29        0.99
2       5399        GUANTANAMO BAY                   0.00        0.00
2       502         GUATEMALA                        0.69        0.99
2       224         GUINEA, PEOPLES REPUBLIC OF      2.19        0.99
2       245         GUINEA-BISSAU                    1.99        0.99
2       592         GUYANA                           1.29        0.99
2       509         HAITI                            0.69        0.99
2       504         HONDURAS                         0.89        0.99
2       852         HONG KONG                        0.39        0.99
2       36          HUNGARY                          0.59        0.99
2       354         ICELAND                          0.79        0.99
2       91          INDIA                            0.85        0.99
2       62          INDONESIA                        0.99        0.99
2       871         INMARSAT-ALL REGIONS             0.00        0.00
2       98          IRAN                             1.29        0.99
2       964         IRAQ                             1.49        0.99
2       353         IRELAND                          0.59        0.99

                                  EXHIBIT A-3

2       972         ISRAEL                           0.85        0.99
2       39          ITALY                            0.49        0.99
2       225         IVORY COAST                      1.39        0.99
2       809202      JAMAICA                          0.69        0.99
2       81          JAPAN                            0.39        0.99
2       962         JORDAN                           0.89        0.99
2       254         KENYA                            1.12        0.99
2       686         KIRIBATI                         1.39        0.99
2       850         KOREA, NORTH                     2.99        0.99
2       82          KOREA, REPUBLIC OF (SOUTH)       0.49        0.99
2       965         KUWAIT                           0.99        0.99
2       856         LAOS                             1.59        0.99
2       371         LATVIA                           0.89        0.99
2       961         LEBANON                          1.39        0.99
2       266         LESOTHO                          1.55        0.99
2       231         LIBERIA                          0.79        0.99
2       218         LIBYA                            0.99        0.99
2       370         LITHUANIA                        0.69        0.99
2       352         LUXEMBOURG                       0.49        0.99
2       853         MACAU                            1.13        0.99
2       389         MACEDONIA                        1.45        0.99
2       261         MADAGASCAR                       3.27        0.99
2       265         MALAWI                           1.21        0.99
2       60          MALAYSIA                         0.79        0.99
2       960         MALDIVES, REPUBLIC OF            2.99        0.99
2       223         MALI REPUBLIC                    2.39        0.99
2       356         MALTA                            0.89        0.99
2       692         MARSHALL ISLANDS                 1.65        0.99
2       222         MAURITANIA                       2.18        0.99
2       230         MAURITIUS                        2.31        0.99
2       2696        MAYOTTE IS                       1.79        0.99
2       52161       MEXICO-ZONE 1                    0.17        0.99
2       52862       MEXICO-ZONE 2                    0.24        0.99
2       52632       MEXICO-ZONE 3                    0.34        0.99
2       52140       MEXICO-ZONE 4                    0.39        0.99
2       52123       MEXICO-ZONE 5                    0.39        0.99
2       52120       MEXICO-ZONE 6                    0.39        0.99
2       5210        MEXICO-ZONE 7                    0.39        0.99
2       52232       MEXICO-ZONE 8                    0.39        0.99
2       691         MICRONESIA                       1.87        0.99
2       373         MOLDOVA                          1.62        0.99
2       3393        MONACO                           0.00        0.00
2       976         MONGOLIA                         2.72        0.99
2       664         MONTSERRAT                       0.59        0.99
2       212         MOROCCO                          0.89        0.99
2       258         MOZAMBIQUE                       1.60        0.99
2       95          MYANAMAR/BURMA                   0.00        0.00
2       264         NAMIBIA                          1.40        0.99
2       674         NAURU                            1.60        0.99
2       977         NEPAL                            1.98        0.99
2       31          NETHERLANDS                      0.35        0.99
2       599         NETHERLANDS ANTILLES             0.44        0.99
2       809469      NEVIS                            0.59        0.99

                                  EXHIBIT A-4

2       687         NEW CALEDONIA                    1.51        0.99
2       64          NEW ZEALAND                      0.39        0.99
2       505         NICARAGUA                        0.89        0.99
2       227         NIGER REPUBLIC                   1.89        0.99
2       234         NIGERIA                          0.79        0.99
2       683         NIUE ISLAND                      1.89        0.99
2       47          NORWAY                           0.49        0.99
2       968         OMAN                             2.05        0.99
2       92          PAKISTAN                         1.19        0.99
2       680         PALAU REPUBLIC                   2.70        0.99
2       507         PANAMA                           0.89        0.99
2       675         PAPUA NEW GUINEA                 1.15        0.99
2       595         PARAGUAY                         0.99        0.99
2       51          PERU                             0.89        0.99
2       63          PHILIPPINES                      0.89        0.99
2       48          POLAND                           0.69        0.99
2       351         PORTUGAL                         0.69        0.99
2       787         PUERTO RICO                      0.25        0.99
2       974         QATAR                            1.35        0.99
2       262         REUNION ISLAND                   2.62        0.99
2       40          ROMANIA                          0.89        0.99
2       7           RUSSIA                           0.79        0.99
2       250         RWANDA                           2.28        0.99
2       290         SAINT HELENA                     2.92        0.99
2       809465      SAINT KITTS                      0.69        0.99
2       758         SAINT LUCIA                      0.69        0.99
2       508         SAINT PIERRE/MIQUELON            0.69        0.99
2       809456      SAINT VINCENT                    0.69        0.99
2       670         SAIPAN                           0.69        0.99
2       378         SAN MARINO                       0.89        0.99
2       239         SAO TOME                         1.39        0.99
2       966         SAUDI ARABIA                     0.99        0.99
2       221         SENEGAL REPUBLIC                 1.69        0.99
2       248         SEYCHELLES ISLANDS               2.31        0.99
2       232         SIERRA LEONE                     1.83        0.99
2       65          SINGAPORE                        0.39        0.99
2       386         SLOVENIA                         0.98        0.99
2       677         SOLOMON ISLANDS                  1.49        0.99
2       252         SOMALIA                          0.00        0.00
2       27          SOUTH AFRICA                     0.69        0.99
2       34          SPAIN                            0.59        0.99
2       94          SRI LANKA                        1.29        0.99
2       249         SUDAN                            1.99        0.99
2       597         SURINAME                         1.39        0.99
2       268         SWAZILAND                        1.39        0.99
2       46          SWEDEN                           0.39        0.99
2       41          SWITZERLAND                      0.39        0.99
2       963         SYRIA                            1.89        0.99
2       886         TAIWAN                           0.49        0.99
2       255         TANZANIA                         1.69        0.99
2       66          THAILAND                         0.99        0.99
2       228         TOGO, REPUBLIC OF                1.75        0.99
2       676         TONGA ISLANDS                    2.02        0.99

                                  EXHIBIT A-5

2       809619      TRINIDAD & TOBAGO                0.69        0.99
2       216         TUNISIA                          1.19        0.99
2       90          TURKEY                           0.69        0.99
2       809941      TURKS/CAICOS ISLANDS             0.59        0.99
2       688         TUVALU                           2.09        0.99
2       256         UGANDA                           1.47        0.99
2       380         UKRAINE                          0.99        0.99
2       971         UNITED ARAB EMIRATES             0.79        0.99
2       44          UNITED KINGDOM                   0.39        0.99
2       598         URUGUAY                          0.89        0.99
2       678         VANUATU                          1.58        0.99
2       58          VENEZUELA                        0.49        0.99
2       84          VIETNAM                          1.49        0.99
2       809513      VIRGIN ISLANDS                   0.00        0.00
2       681         WALLIS AND FUTINA                0.29        0.99
2       685         WESTERN SAMOA                    1.76        0.99
2       967         YEMEN ARAB REPUBLIC              0.80        0.99
2       243         ZAIRE                            1.49        0.99
2       260         ZAMBIA                           0.00        0.00
2       263         ZIMBABWE                         0.00        0.00
2       690         TOKELAU                          0.00        0.00
2       379         VATICAN CITY                     0.00        0.00
2       381         YUGOSLOVIA                       0.89        0.99


                                  EXHIBIT A-6

                                 DIGITEC DIRECT

PLAN    COUNTRYCOD              COUNTRY              BASE1STMIN  BASEMIN
------  ----------  -------------------------------  ----------  -------

1       930         AFGHANISTAN                            0.00     0.00
1       355         ALBANIA                                0.00     0.00
1       213         ALGERIA                                0.00     0.00
1       684         AMERICAN SAMOA                         0.00     0.00
1       336         ANDORRA                                0.00     0.00
1       244         ANGOLA                                 0.00     0.00
1       809497      ANGUILLA                               1.58     0.59
1       672         ANTARCTICA/NORFOLK/CHRISTMAS IS        0.00     0.00
1       268         ANTIGUA                                1.56     0.57
1       54          ARGENTINA                              1.58     0.59
1       374         ARMENIA                                0.00     0.00
1       297         ARUBA                                  1.98     0.99
1       247         ASCENSION ISLAND                       0.00     0.00
1       61          AUSTRALIA                              1.28     0.29
1       43          AUSTRIA                                1.54     0.55
1       994         AZERBAIJAN                             0.00     0.00
1       242         BAHAMAS                                1.28     0.29
1       973         BAHRAIN                                0.00     0.00
1       880         BANGLADESH                             0.00     0.00
1       246         BARBADOS                               1.58     0.59
1       375         BELARUS                                0.00     0.00
1       32          BELGIUM                                1.28     0.29
1       501         BELIZE                                 1.98     0.99
1       229         BENIN                                  0.00     0.00
1       441         BERMUDA                                0.00     0.00
1       975         BHUTAN                                 0.00     0.00
1       591         BOLIVIA                                1.78     0.79
1       387         BOSNIA/HERZEGOVINIA                    0.00     0.00
1       267         BOTSWANA                               0.00     0.00
1       55          BRAZIL                                 1.58     0.59
1       809494      BRITISH VIRGIN ISLANDS                 1.58     0.59
1       673         BRUNEI                                 0.00     0.00
1       359         BULGARIA                               0.00     0.00
1       226         BURKINA FASO                           0.00     0.00
1       257         BURUNDI                                0.00     0.00
1       855         CAMBODIA                               0.00     0.00
1       237         CAMEROON                               0.00     0.00
1       204         CANADA                                 0.46     0.18
1       238         CAPE VERDE ISLANDS                     2.31     1.32
1       809555      CARRIBEAN DIRECTORY ASSISTANCE         0.00     0.00
1       345         CAYMAN ISLANDS                         0.00     0.00
1       236         CENTRAL AFRICAN REPUBLIC               4.S7     3.58
1       235         CHAD REPUBLIC                          0.00     0.00
1       56          CHILE                                  1.58     0.59
1       86          CHINA                                  1.88     0.89
1       57          COLOMBIA                               1.44     0.45
1       269         COMOROS                                0.00     0.00
1       242         CONGO                                  0.00     0.00
1       682         COOK ISLAND                            0.00     0.00

                                  EXHIBIT A-7


1       506         COSTA RICA                       1.68        0.69
1       385         CROATIA                          0.00        0.00
1       53          CUBA                             1.48        0.49
1       357         CYPRUS                           0.00        0.00
1       42          CZECH./SLOVAKIA                  0.00        0.00
1       45          DENMARK                          1.28        0.29
1       246         DIEGO GARCIA                     0.00        0.00
1       253         DJIBOUTI                         0.00        0.00
1       767         DOMINICA                         1.58        0.59
1       809208      DOMINICAN REPUBLIC               1.26        0.27
1       593         ECUADOR                          1.58        0.59
1       20          EGYPT                            1.94        0.95
1       503         EL SALVADOR                      1.58        0.59
1       240         EQUATORIAL GUINEA                0.00        0.00
1       291         ERITREA                          0.00        0.00
1       372         ESTONIA                          0.00        0.00
1       251         ETHIOPIA                         0.00        0.00
1       298         FAEROE ISLANDS                   0.00        0.00
1       500         FALKLAND ISLANDS                 0.00        0.00
1       679         FIJI ISLANDS                     0.00        0.00
1       358         FINLAND                          0.00        0.00
1       33          FRANCE                           1.28        0.29
1       596         FRENCH ANTILLES                  0.00        0.00
1       594         FRENCH GUIANA                    0.00        0.00
1       689         FRENCH POLYNESIA                 0.00        0.00
1       241         GABON REPUBLIC                   0.00        0.00
1       220         GAMBIA                           2.08        1.09
1       995         GEORGIA                          0.00        0.00
1       49          GERMANY                          1.28        0.29
1       233         GHANA                            1.88        0.89
1       350         GIBRALTAR                        0.00        0.00
1       30          GREECE                           1.68        0.69
1       299         GREENLAND                        0.00        0.00
1       809407      GRENADA                          1.68        0.69
1       590         GUADALOUPE                       1.88        0.89
1       671         GUAM                             0.00        0.00
1       5399        GUANTANAMO BAY                   0.00        0.00
1       502         GUATEMALA                        1.58        0.59
1       224         GUINEA, PEOPLES REPUBLIC OF      0.00        0.00
1       245         GUINEA-BISSAU                    0.00        0.00
1       592         GUYANA                           2.28        1.29
1       509         HAITI                            1.48        0.49
1       504         HONDURAS                         1.78        0.79
1       852         HONG KONG                        1.28        0.29
1       36          HUNGARY                          1.58        0.59
1       354         ICELAND                          0.00        0.00
1       91          INDIA                            1.68        0.69
1       62          INDONESIA                        1.98        0.99
1       871         INMARSAT-ALL REGIONS             0.00        0.00
1       98          IRAN                             0.00        0.00
1       964         IRAQ                             0.00        0.00
1       353         IRELAND                          1.38        0.39
1       972         ISRAEL                           1.78        0.79

                                  EXHIBIT A-8


1       39          ITALY                            1.38        0.39
1       225         IVORY COAST                      2.38        1.39
1       809202      JAMAICA                          1.44        0.45
1       81          JAPAN                            1.28        0.29
1       962         JORDAN                           1.88        0.89
1       254         KENYA                            2.11        1.12
1       686         KIRIBATI                         0.00        0.00
1       850         KOREA, NORTH                     0.00        0.00
1       82          KOREA, REPUBLIC OF (SOUTH)       1.48        0.49
1       965         KUWAIT                           1.98        0.99
1       856         LAOS                             0.00        0.00
1       371         LATVIA                           0.00        0.00
I       961         LEBANON                          0.00        0.00
1       266         LESOTHO                          0.00        0.00
1       231         LIBERIA                          0.00        0.00
1       218         LIBYA                            0.00        0.00
1       370         LITHUANIA                        1.68        0.69
1       352         LUXEMBOURG                       0.00        0.00
1       853         MACAU                            0.00        0.00
1       389         MACEDONIA                        0.00        0.00
1       261         MADAGASCAR                       0.00        0.00
1       265         MALAWI                           0.00        0.00
1       60          MALAYSIA                         1.78        0.79
1       960         MALDIVES, REPUBLIC OF            0.00        0.00
1       223         MALI REPUBLIC                    0.00        0.00
1       356         MALTA                            0.00        0.00
1       692         MARSHALL ISLANDS                 0.00        0.00
1       222         MAURITANIA                       0.00        0.00
1       230         MAURITIUS                        0.00        0.00
1       2696        MAYOTTE IS                       0.00        0.00
1       52161       MEXICO-ZONE 1                    1.44        0.45
1       52862       MEXICO-ZONE 2                    1.44        0.45
1       52632       MEXICO-ZONE 3                    1.44        0.45
1       52140       MEXICO-ZONE 4                    1.44        0.45
1       52123       MEXICO-ZONE 5                    1.44        0.45
1       52120       MEXICO-ZONE 6                    1.44        0.45
1       5210        MEXICO-ZONE 7                    1.44        0.45
1       52232       MEXICO-ZONE 8                    1.44        0.45
1       691         MICRONESIA                       0.00        0.00
1       373         MOLDOVA                          0.00        0.00
1       3393        MONACO                           0.00        0.00
1       976         MONGOLIA                         0.00        0.00
1       664         MONTSERRAT                       1.58        0.59
1       212         MOROCCO                          1.88        0.89
1       258         MOZAMBIQUE                       0.00        0.00
1       95          MYANAMAR/BURMA                   0.00        0.00
1       264         NAMIBIA                          0.00        0.00
1       674         NAURU                            0.00        0.00
1       977         NEPAL                            0.00        0.00
1       31          NETHERLANDS                      1.34        0.35
1       599         NETHERLANDS ANTILLES             1.43        0.44
1       809469      NEVIS                            1.58        0.59
1       687         NEW CALEDONIA                    0.00        0.00

                                  EXHIBIT A-9


1       64          NEW ZEALAND                      1.38        0.39
1       505         NICARAGUA                        1.88        0.89
1       227         NIGER REPUBLIC                   0.00        00.0
1       234         NIGERIA                          1.68        0.69
1       683         NIUE ISLAND                      0.00        0.00
1       47          NORWAY                           1.38        0.39
1       968         OMAN                             0.00        0.00
1       92          PAKISTAN                         1.78        0.79
1       680         PALAU REPUBLIC                   0.00        0.00
1       507         PANAMA                           1.78        0.79
1       675         PAPUA NEW GUINEA                 0.00        0.00
1       595         PARAGUAY                         1.98        0.99
1       51          PERU                             1.78        0.79
1       63          PHILIPPINES                      1.58        0.59
1       48          POLAND                           1.58        0.59
1       351         PORTUGAL                         1.68        0.69
1       787         PUERTO RICO                      0.46        0.18
1       974         QATAR                            0.00        0.00
1       262         REUNION ISLAND                   0.00        0.00
1       40          ROMAN!A                          1.88        0.89
1       7           RUSSIA                           1.68        0.69
1       250         RWANDA                           1.88        0.89
1       290         SAINT HELENA                     0.00        0.00
1       809465      SAINT KITTS                      0.00        0.00
1       758         SAINT LUCIA                      1.58        0.59
1       508         SAINT PIERREE/MIQUELON           0.00        0.00
1       809456      SAINT VINCENT                    1.58        0.59
1       670         SAIPAN                           0.00        0.00
1       378         SAN MARINO                       0.00        0.00
1       239         SAO TOME                         0.00        0.00
1       966         SAUDI ARABIA                     0.00        0.00
1       221         SENEGAL REPUBLIC                 2.68        1.69
1       248         SEYCHELLES ISLANDS               0.00        0.00
1       232         SIERRA LEONE                     0.00        0.00
1       65          SINGAPORE                        1.28        0.29
1       386         SLOVENIA                         0.00        0.00
1       677         SOLOMON ISLANDS                  0.00        0.00
1       252         SOMALIA                          0.00        0.00
1       27          SOUTH AFRICA                     1.68        0.69
1       34          SPAIN                            1.48        0.49
1       94          SRI LANKA                        0.00        0.00
1       249         SUDAN                            0.00        0.00
1       597         SURINAME                         0.00        0.00
1       268         SWAZILAND                        0.00        0.00
1       46          SWEDEN                           1.28        0.29
1       41          SWITZERLAND                      1.28        0.29
1       963         SYRIA                            0.00        0.00
1       886         TAIWAN                           1.38        0.39
1       255         TANZANIA                         0.00        0.00
1       66          THAILAND                         1.88        0.89
1       228         TOGO, REPUBLIC OF                0.00        0.00
1       676         TONGA ISLANDS                    0.00        0.00
1       809619      TRINIDAD & TOBAGO                1.58        05.9

                                 EXHIBIT A-10


1       216         TUNISIA                          0.00        0.00
1       90          TURKEY                           1.68        0.69
1       809941      TURKS/CAICOS ISLANDS             0.00        0.00
1       688         TUVALU                           0.00        0.00
1       256         UGANDA                           0.00        0.00
1       380         UKRAINE                          0.00        0.00
1       971         UNITED ARAB EMIRATES             1.78        0.79
1       44          UNITED KINGDOM                   1.28        0.29
1       598         URUGUAY                          1.88        0.89
1       678         VANUATU                          0.00        0.00
1       58          VENEZUELA                        1.38        0.39
1       84          VIETNAM                          0.00        0.00
1       809513      VIRGIN ISLANDS                   0.00        0.00
1       681         WALLIS AND FUTINA                0.00        0.00
1       685         WESTERN SAMOA                    0.00        0.00
1       967         YEMEN ARAB REPUBLIC              1.88        0.89
1       243         ZAIRE                            0.00        0.00
1       260         ZAMBIA                           0.00        0.00
1       263         ZIMBABWE                         0.00        0.00
1       690         TOKELAU                          0.00        0.00
1       379         VATICAN CITY                     0.00        0.00
1       381         YUGOSLOVIA                       0.00        0.00

                                 EXHIBIT A-11

                              DIGITEC 2000, INC.
        PROCEDURES REGARDING ACTIVATIONS, PAYMENTS AND TROUBLE TICKETS


Set forth below are the procedures concerning activations, payments and trouble tickets with respect to the Independent Distributor Agreement dated September 26, 1997.

1. Activation requests received by Premiere by twelve noon on a business day will be activated on the same day.

2. Activation requests received by Premiere between twelve noon and 5:30 p.m. on a business day will be activated by 8:30 a.m. the next business day.

3.   Payment for activated cards will be made as follows:

     (a) 50% of the retail value of cards less applicable commissions activated on day one will be due by wire transfer by 5:00 p.m. on day three.
          For example, if cards with a retail value of $50,000 with a commission of 38.5% are activated on a Monday, $15,375 will be due by wire transfer by 5:00 p.m. on Wednesday. If the third day falls on a weekend or holiday, the wire transfer will be due the next business day.

     (b) The 50% balance will be due on the seventh day after activation by check, with the day of activation counted as day one. In the above example, a $15,375 check would need to be received by Premiere by the following Monday. (Since the seventh day falls on a weekend, the next business day would be Monday.)

4.   No cards will be activated unless all payments are current.

5. If a wire transfer is not received by day three or a check by day seven, the cards related to such payment will be deactivated on day four or day seven, as the case may be. Someone from Premiere will call DIGITEC to determine the reason for such nonpayment. If a satisfactory reason is not received, the cards will be deactivated.

     (a) If a check is returned NSF, a wire transfer in the amount of such check must be initiated by DigiTEC immediately after notification by Premiere. If the wire transfer is not received by Premiere by the close of business on the day of notification, the cards related to such check will be deactivated.

6. Activation requests should be faxed to Mike Shanahan at (404) 231-3880. Mike's phone number is (404) 262-8518, and he will be the primary contact person at

                                  EXHIBIT B-1

     Premiere.  The other contact people at Premiere are Liz Warfford (404/262-
     8529) and Julianne Valo (404/262-8435).

7. Trouble tickets should be taxed to Meghan Harris at (404) 233-0976. Her phone number is (404) 262-8416. All system inquiries should be directed to Meghan also. If Meghan is not available, Jason Furst (404/504-2155) should be contacted. If a problem cannot be resolved through Meghan and/or Jason, you should call Sonya Smith (404/262-8455) or Nici Rioux (404/262-8492). Attached is Premiere's "After Hours Escalation Information," which contains phone numbers to be used during non-business hours.


                                  EXHIBIT B-2